EXHIBIT 10.2d

      [LOGO]
   Time/Warner
     RETAIL
SALES & MARKETING
         A TimeWarner Company

                                    AMENDMENT

This Amendment, dated as of January 31, 2006, shall confirm the understanding between Time/Warner Retail Sales & Marketing Inc. (formerly known as Warner Publisher Services Inc.), a New York corporation ("Warner"), and Playboy Enterprises Inc., a Delaware corporation ("Publisher"), that the distribution agreement between Warner and Publisher dated May 4, 2004, as amended on December 12, 2005 (the "Agreement"), is hereby amended as follows:

Sub-Paragraph 1(m): "Term"

Clause 1(m)(i) of the Agreement shall be deleted in its entirety and replaced with the following:

      ""Term" shall mean the period commencing with the On-Sale Date of the February 2004 issue of "Playboy" magazine and terminating on the Off-Sale Date of the April 2006 issue of "Playboy" magazine, unless earlier terminated as hereinafter provided."

All other terms and conditions shall remain as stated in the Agreement.


AGREED & ACCEPTED:

TIME/WARNER RETAIL SALES & MARKETING INC.


By: /s/ Robert J. Bedor
    ----------------------------


PLAYBOY ENTERPRISES, INC.


By: /s/ Larry Djerf
    ----------------------------